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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 10, 1998



                       JEFFERSON SMURFIT CORPORATION
      --------------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-23876                 43-1531401
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)



             8182 Maryland Avenue
             St. Louis, Missouri                           63105
   ----------------------------------------              ----------
   (Address of Principal Executive Offices)              (Zip Code)



                              (314) 746-1100
      --------------------------------------------------------------
           (Registrant's telephone number, including area code)


      --------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events.

               On May 10, 1998, Jefferson Smurfit Corporation, a Delaware corporation ("JSC"), agreed to merge (the "Merger") JSC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of JSC ("Merger Sub"), with and into Stone Container Corporation, a Delaware corporation ("Stone Container"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 10, 1998 among JSC, Merger Sub and Stone Container. In the Merger, each share of Stone Container's common stock, par value $0.01 per share (the "Stone Common Stock"), will be converted into 0.99 of a share of JSC's common stock, par value $0.01 per share (the "JSC Common Stock"). JSC and Stone Container issued a joint press release announcing the execution of the Merger Agreement on May 10, 1998, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

               The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase.

               Consummation of the Merger is subject to various conditions, including: (i) receipt of necessary approvals by the stockholders of each of JSC and Stone Container; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of requisite regulatory approvals from the European Union and other foreign and domestic regulatory authorities; (iii) registration of the shares of JSC Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); (iv) the simultaneous closing of the stock purchase contemplated by the Stock Purchase Agreement (as defined below); and (v) satisfaction of certain other conditions.

               The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

               In connection with the Merger Agreement, JSC, Smurfit International B.V. ("SIBV"), Jefferson Smurfit Group plc ("JSG"), Morgan Stanley Leveraged Equity Fund II, Inc. ("MSLEF") and certain other JSC stockholders entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of May 10, 1998, pursuant to which SIBV, JSC's largest stockholder, has agreed to buy in the aggregate 20 million shares of JSC Common Stock from MSLEF and such other JSC stockholders at a price of $25 per share (with interest and an additional payment of up to $0.50 per share if, and to the extent, the market price of JSC Common Stock is above $28 per share after closing) upon completion of the Merger.

               The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.2 hereto and which is incorporated herein by reference.

               In connection with the execution of the Merger Agreement, certain stockholders of JSC, including SIBV and MSLEF, and Stone Container entered into certain Voting Agreements (the "JSC Voting Agreements"), pursuant to which such stockholders have agreed to vote their shares of JSC Common Stock in favor of the proposals to approve the issuance of JSC Common Stock in the Merger and the amendments to the JSC certificate of incorporation described in Exhibit E to the Merger Agreement. Also in connection with the execution of the Merger Agreement, Roger Stone and JSC entered into a Voting Agreement (the "Stone Container Voting Agreement"), pursuant to which Mr. Stone has agreed to vote his shares of Stone Common Stock in favor of the proposals to approve the Merger and the Merger Agreement and the amendments to the Stone Container certificate of incorporation described in Exhibit D to the Merger Agreement.

               The foregoing summaries of the JSC Voting Agreements and the Stone Container Voting Agreement are qualified in their entirety by reference to the text of such Voting Agreements, copies of which are filed as Exhibits A, B and C to the Merger Agreement filed herewith and which are incorporated herein by reference.

               In connection with the Merger Agreement, JSG, MSLEF and JSC entered into a Standstill Agreement (the "Standstill Agreement") dated as of May 10, 1998, pursuant to which JSG has agreed, for a period of five years following the Merger, not to become the owner of more than 40% of the outstanding JSC Common Stock (except as a result of stock repurchases approved by a 75% vote of the JSC board of directors or during periods when such restriction is suspended as described in the Standstill Agreement). In addition, MSLEF has agreed in the Standstill Agreement not to, and to cause its subsidiaries not to, acquire any more shares of JSC Common Stock for a period of five years following the Merger (subject to stock splits, stock dividends, reclassifications and other similar transactions).

               The foregoing summary of the Standstill Agreement is qualified in its entirety by reference to the text of the Standstill Agreement, a copy of which is filed as Exhibit 2.3 hereto and which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

               (a)--(b) Not applicable.

               (c) Exhibits.

               2.1 Agreement and Plan of Merger dated as of May 10, 1998 among Jefferson Smurfit Corporation, JSC Acquisition Corporation and Stone Container Corporation (with exhibits thereto).

               2.2 Stock Purchase Agreement dated as of May 10, 1998 among Smurfit International B.V., Jefferson Smurfit Group plc, Morgan Stanley Leveraged Equity Fund II, Inc., Jefferson Smurfit Corporation and certain other parties.

               2.3 Standstill Agreement dated as of May 10, 1998 among Jefferson Smurfit Group plc, Morgan Stanley Leveraged Equity Fund II, Inc. and Jefferson Smurfit Corporation.

               99.1 Text of joint press release dated May 10, 1998, issued by
                    Stone Container Corporation and Jefferson Smurfit
                    Corporation.



                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             JEFFERSON SMURFIT CORPORATION


Dated: May 12, 1998          By: /s/ Patrick J. Moore
                                 ----------------------------------------
                             Name:  Patrick J. Moore
                             Title: Vice President and Chief Financial
                                    Officer


                               EXHIBIT INDEX


                                                                                               Sequentially
Exhibit Number                               Description of Exhibit                            Numbered Page
--------------                               ----------------------                            -------------
   2.1         Agreement and Plan of Merger dated as of May 10, 1998 among Jefferson
               Smurfit Corporation, JSC Acquisition Corporation and Stone Container
               Corporation (with exhibits).

   2.2         Stock Purchase Agreement dated as of May 10, 1998 among Smurfit
               International B.V., Jefferson Smurfit Group plc, Morgan Stanley
               Leveraged Equity Fund II, Inc., Jefferson Smurfit Corporation and certain other parties.

   2.3         Standstill Agreement dated as of May 10, 1998 among Jefferson Smurfit
               Group plc, Morgan Stanley Leveraged Equity Fund II, Inc. and Jefferson
               Smurfit Corporation.

  99.1         Text of joint press release dated May 10, 1998, issued by Stone Container
               Corporation and Jefferson Smurfit Corporation.